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                                                                   EXHIBIT 10.50



                             AMENDMENT NO. 1996-2
                                 TO DIRECTORS'
                          DEFERRED COMPENSATION PLAN

          This Amendment No. 1996-2 is made to the Great Western Financial Corporation Dirctors' Deferred Compensation Plan (1992 Restatement) (the "Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

          WHEREAS, the Company has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

          NOW THEREFORE, the Plan is amended as follows:

          1.   Section 2.4 of the Plan is amended in its entirety as follows:

               2.4  Change in Control.  A "Change in Control" shall be deemed to
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          have occurred if the event set forth in any one of the following paragraphs shall have occurred:

               (i) any Person (as defined below) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
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               (ii)  the following individuals cease for any reason to
          constitute a majority of the number of directors then serving: individuals who, on December 10, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 10, 1996, or whose appointment, election or nomination for election was previously so approved; or

                (iii) there is consummated a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
          (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securi-

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          ties acquired directly from the Company or its subsidiaries)
          representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          For purposes of this Section 2.4, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, direct-

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          ly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          The effective date of this Amendment No. 1996-2 shall be December 10, 1996. Except as herein modified, the Plan shall remain in full force and effect.

                              GREAT WESTERN
                                FINANCIAL CORPORATION



                              By:/s/ J. Lance Erikson
                                 --------------------
                              Executive Vice President,
                              General Counsel and Secretary


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